EXHIBIT 99.1

Williams Controls, Inc.
NEWS RELEASE                             CONTACT:   Dennis E. Bunday,
                                                    Executive Vice President and
                                                    Chief Financial Officer
FOR IMMEDIATE RELEASE                    TELEPHONE: (503)684-8600


              WILLIAMS CONTROLS REPORTS SECOND QUARTER 2003 RESULTS

         Portland,  OR....May 13, 2003....  Williams Controls,  Inc. (OTC: WMCO)

today  announced its results for the second  fiscal  quarter of 2003 ended March

31, 2003. Net sales of  $13,173,000  for the second quarter ended March 31, 2003

were  2.5%  higher  than  the  net  sales  of   $12,848,000   recorded  for  the

corresponding  quarter  last year.  Net sales for the six months ended March 31,

2003  increased  $1,018,000  or 4.2% to  $25,285,000  from  $24,267,000  for the comparable  period in fiscal 2002. The Company  reported a net loss allocable to common  shareholders  of $37,000 or $0.00 per share  (basic and diluted) for the second quarter 2003 compared to a net loss allocable to common  shareholders  of

$3,676,000 or ($0.18) per share for the corresponding 2002 quarter.  For the six months ended March 31, 2003,  net income  allocable to common  shareholders  was

$209,000 or $0.01 per share, compared to a net loss of $4,582,000 or ($0.23) per share for the six months ended March 31, 2002.

         The sales  increases  for both the second  quarter  2003 and six months ended March 31, 2003 were the direct  result of higher unit sales  volume in the heavy truck business,  offset by lower sales volumes in the automotive  business over the sales reported in the  corresponding  quarters of the prior year. Gross margins  for both the  second  quarter  and six  months of 2003 were  negatively impacted by a $985,000 charge for higher than normal anticipated warranty claims with one heavy truck customer and significantly  lower margins in the automotive business due to higher than anticipated  startup and associated yield issues and costs associated
with some of our new  product  launches.  These  startup  costs are  expected to decrease in coming periods, and the yields are increasing steadily. Gross margin in 2003's second  quarter  declined  from the 2002 second  quarter to $2,257,000 from  $3,490,000  and for the six  months  ended  March  31,  2003  declined  to

$5,253,000 from $6,181,000 for the comparable six months in fiscal 2002.

         In the second quarter of fiscal 2003 income from continuing  operations improved to $592,000  compared to a loss of  $2,766,000  for the same quarter of

2002. Income from continuing  operations for the second quarter of 2003 includes a $951,000  gain  related to a  settlement  with a former  automotive  customer.

Reflected  in the loss from  continuing  operations  for the  second  quarter of fiscal  2002 is a loss on  impairment  of a  former  investment  with  Ajay  for

$3,565,000.  Excluding these items, the loss from continuing  operations for the second  quarter of fiscal 2003 was  $359,000  compared to income of $799,000 for the second  quarter in 2002.  This  decrease is due to the warranty  reserve and automotive product launches described above.

         Income from  continuing  operations  for the six months ended March 31,

2003 was $1,265,000  compared to a loss of $2,937,000 for the comparable  period in fiscal 2002.  Also included in these amounts are the $951,000 gain related to a settlement  with a former  automotive  customer and the loss on  impairment of former  investment in Ajay of  $3,565,000.  Excluding  these items,  income from continuing  operations  for the first six  months  of fiscal  2003 was  $314,000 compared  to income of  $628,000  for the first six months of fiscal  2002.  The decrease  between  periods is directly  related to lower  margins in the current year, which is offset by an overall reduction in administrative costs.

         Net  income  allocable  to common  shareholders  included  a charge for dividends  and accretion on preferred  stock of $662,000,  or ($.03) per diluted share,  for the second  quarter  ended March 31, 2003  compared to $293,000,  or

($.01) per diluted share, for the corresponding quarter in fiscal 2002. For the six months ended March 31, 2003, net income

(loss)  allocable to common  shareholders  included a charge for  dividends  and accretion on preferred stock of $1,311,000, or ($.04) per diluted share compared to $534,000 or ($.03) per diluted share for the  corresponding  period in fiscal

2002.

         During the six months  ended March 31,  2003,  the Company  recorded an income tax benefit of  $300,000.  The three and six months  ended March 31, 2003 also  included a gain of  $120,000  from  discontinued  operations  related to a settlement of a lease obligation. In the six months ended March 31, 2002, a gain of $417,000 was recorded related to discontinued  operations from an exchange of an agricultural equipment segment building for debt.

         Williams  Controls' Board Chairman Gene Goodson  stated,  "We were very disappointed to learn of the warranty  problem,  which arose from a raw material quality problem. We have improved the design with a stronger material to rectify this  problem." He continued,  "This  warranty issue is in no way related to the

UAW strike at our Portland facility. We continue to meet our customers' delivery schedules,  maintain our quality with permanent  replacement workers and bargain in good faith during the UAW strike,  which is in its ninth month." Mr.  Goodson concluded,  "Even with the warranty  issue and higher than  expected  automotive launch  costs,  we  continue  to show  positive  net income  before  considering preferred dividends and continue to be financially stronger than we have been in several  years.  We appreciate  the  confidence our customers and suppliers have shown us as Williams positions itself for growth."

         Williams Controls is a designer, manufacturer and integrator of sensors and controls for the motor vehicle industry. For more information,  you can find

Williams Controls on the Internet at www.wmco.com.

         The statements included in this news release concerning  predictions of

economic   performance  and   management's   plans  and  objectives   constitute

forward-looking  statements
made  pursuant to the safe harbor  provisions  of Section 21E of the  Securities

Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1934,

as amended.  These statements  involve risks and uncertainties  that could cause actual results to differ materially from the forward-looking statements. Factors which could cause or contribute to such differences include, but are not limited to, factors  detailed in the Securities and Exchange  Commission  filings of the

Company;  economic  downturns  affecting the operations of the Company or any of its business operations, competition, the ability of the Company to successfully identify and implement any strategic  alternatives,  and an adverse  outcome the

strike  at  the  Company's  Portland,   Oregon  location.   The  forward-looking

statements  contained in this press release speak only as of the date hereof and the company  disclaims any intent or obligation to update these  forward-looking statements.








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
                             WILLIAMS CONTROLS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
           (Dollars in thousands, except share and per share amounts)

------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
                                                         THREE MONTHS     THREE MONTHS       SIX MONTHS       SIX MONTHS
                                                        ENDED 3/31/03     ENDED 3/31/02    ENDED 3/31/03     ENDED 3/31/02
                                                         (UNAUDITED)       (UNAUDITED)      (UNAUDITED)       (UNAUDITED)
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net sales                                                 $ 13,173         $ 12,848          $ 25,285         $ 24,267
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Cost of sales                                               10,916            9,358            20,032           18,086
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Gross margin                                                 2,257            3,490             5,253            6,181
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Research and development expense                               978              695             1,751            1,659
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Selling expense                                                361              360               707              602
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Administration expense                                       1,277            1,636             2,481            3,292
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Gain on settlement with customer                             (951)                -             (951)                -
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Loss on impairment of investment - Ajay                          -            3,565                 -            3,565
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income (loss) from continuing operations                       592          (2,766)             1,265          (2,937)
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Interest and other (income) expenses, net                       87              617               165            1,528
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income (loss) from continuing operations before
income taxes                                                   505          (3,383)             1,100          (4,465)
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income tax benefit                                               -                -               300                -
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net income (loss) from continuing operations                   505          (3,383)             1,400          (4,465)
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Discontinued Operations - Gain from settlement
of obligations                                                 120                -               120              417
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net income (loss)                                              625          (3,383)             1,520          (4,048)
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Preferred dividends and accretion for Series B
Preferred Stock                                              (662)            (293)           (1,311)            (534)
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net income (loss) allocable to common
shareholders                                                $ (37)         $(3,676)             $ 209        $ (4,582)
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
EARNINGS PER SHARE INFORMATION:
----------------------------------------------------- ----------------- ---------------- ----------------- ----------------
Income (loss) per common share from continuing
operations - basic                                         $ (0.01)         $(0.18)             $0.00         $ (0.25)
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income per common share from discontinued
operations - basic                                             0.01               -              0.01             0.02
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net income (loss) per common share - basic                  $ 0.00           $(0.18)             $0.01         $ (0.23)
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Weighted common shares outstanding - basic                20,125,492       19,928,522        20,091,942       19,926,935
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------

------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income (loss) per common share from continuing             $ (0.01)         $(0.18)             $0.00         $ (0.25)
operations - diluted
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Income per common share from discontinued
operations - diluted                                           0.01               -              0.01             0.02
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Net income (loss) per common share - diluted                $ 0.00          $(0.18)             $0.01         $ (0.23)
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------
Weighted common shares outstanding -diluted               20,125,492       19,928,522        33,914,669       19,926,935
------------------------------------------------------ ----------------- ---------------- ----------------- ----------------

                             WILLIAMS CONTROLS, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (DOLLARS IN THOUSANDS)
                                   (UNAUDITED)

------------------------------------------------------------------------ -------------------- --------------------
                                                                           MARCH 31, 2003     SEPTEMBER 30, 2002
------------------------------------------------------------------------ -------------------- --------------------
                            ASSETS
------------------------------------------------------------------------ -------------------- --------------------
Current Assets:
------------------------------------------------------------------------ -------------------- --------------------
   Cash and cash equivalents                                                     $  159               $  829
------------------------------------------------------------------------ -------------------- --------------------
   Trade and other accounts receivable, net                                       8,227                8,764
------------------------------------------------------------------------ -------------------- --------------------
   Inventories, net                                                               5,123                4,940
------------------------------------------------------------------------ -------------------- --------------------
   Prepaid expenses and other current assets                                        716                  624
------------------------------------------------------------------------ -------------------- --------------------
      Total current assets                                                       14,225               15,157
------------------------------------------------------------------------ -------------------- --------------------

------------------------------------------------------------------------ -------------------- --------------------
Property, plant and equipment, net                                               10,336               10,530
------------------------------------------------------------------------ -------------------- --------------------
Other assets, net                                                                   355                  635
------------------------------------------------------------------------ -------------------- --------------------
      Total assets                                                             $ 24,916             $ 26,322
------------------------------------------------------------------------ -------------------- --------------------

------------------------------------------------------------------------ -------------------- --------------------
        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
------------------------------------------------------------------------ -------------------- --------------------
Current Liabilities:
------------------------------------------------------------------------ -------------------- --------------------
   Accounts payable                                                             $ 4,111              $ 5,326
------------------------------------------------------------------------ -------------------- --------------------
   Accrued expenses                                                               6,329                6,856
------------------------------------------------------------------------ -------------------- --------------------
   Current portion of long-term debt and capital leases                           2,483                4,084
------------------------------------------------------------------------ -------------------- --------------------
      Total current liabilities                                                  12,923               16,266
------------------------------------------------------------------------ -------------------- --------------------

------------------------------------------------------------------------ -------------------- --------------------
Long-term debt and capital lease obligations                                      1,122                1,483
------------------------------------------------------------------------ -------------------- --------------------
Employee benefit obligations                                                      7,217                6,293
------------------------------------------------------------------------ -------------------- --------------------
Subordinated debt                                                                 1,989                2,139
------------------------------------------------------------------------ -------------------- --------------------

------------------------------------------------------------------------ -------------------- --------------------
Mandatory redeemable Convertible Series B Preferred Stock, net                   14,294               13,109
------------------------------------------------------------------------ -------------------- --------------------

------------------------------------------------------------------------ -------------------- --------------------
Shareholders' Equity (Deficit):
------------------------------------------------------------------------ -------------------- --------------------
   Preferred stock (Series A and A-1)                                                 1                    1
------------------------------------------------------------------------ -------------------- --------------------
   Common stock                                                                     201                  199
------------------------------------------------------------------------ -------------------- --------------------
   Additional paid-in capital                                                    23,687               23,559
------------------------------------------------------------------------ -------------------- --------------------
   Accumulated deficit                                                         (32,116)             (32,325)
------------------------------------------------------------------------ -------------------- --------------------
   Treasury Stock                                                                 (377)                (377)
------------------------------------------------------------------------ -------------------- --------------------
   Other Comprehensive Loss - Pension liability adjustment                      (4,025)              (4,025)
------------------------------------------------------------------------ -------------------- --------------------

------------------------------------------------------------------------ -------------------- --------------------
      Total shareholders' equity (deficit)                                     (12,629)             (12,968)
------------------------------------------------------------------------ -------------------- --------------------
      Total liabilities and shareholders' equity (deficit)                     $ 24,916             $ 26,322
------------------------------------------------------------------------ -------------------- --------------------